Schedule A

The general partner of Navitas Fund, LP is JVL Partners, L.P. The general partner of JVL Partners, L.P. is JVL Advisors, LLC. John V. Lovoi is the sole member and manager of JVL Advisors, LLC. Such individual expressly disclaims any beneficial ownership in the Evolution Common Stock, except to the extent of his pecuniary interests therein. The business address of such individual is 10000 Memorial Drive, Suite 550, Houston, Texas 77024.

The general partner of Luxiver, LP is LB Luxiver GP, LP. The general partner of LB Luxiver GP, LP is LB Luxiver, LLC. The sole managing member of LB Luxiver, LLC is Lobo Baya, LLC. The following individuals are the managing members of Lobo Baya, LLC: John V. Lovoi, Paul B. Loyd, Jr., Michael Raleigh, Norbert Csaszar, Kelly Loyd and Derek Michaelis. Such individuals expressly disclaim any beneficial ownership in the Evolution Common Stock, except to the extent of their pecuniary interests therein. The business address of such individuals is 10000 Memorial Drive, Suite 550, Houston, Texas 77024.

The general partner of Hephaestus Energy Fund, LP is Hephaestus Energy Fund GP, LP. The general partner of Hephaestus Energy Fund GP, LP is HEF GP, LLC. The sole member and manager of HEF GP, LLC is JVL Advisors, LLC. John V. Lovoi is the sole member and manager of JVL Advisors, LLC. Such individual expressly disclaims any beneficial ownership in the Evolution Common Stock, except to the extent of his pecuniary interests therein. The business address of such individual is 10000 Memorial Drive, Suite 550, Houston, Texas 77024.

The general partner of Asklepios Energy Fund, LP is Asklepios Energy Fund GP, LP. The general partner of Asklepios Energy Fund GP, LP is JVL Advisors, LLC. John V. Lovoi is the sole member and manager of JVL Advisors, LLC. Such individual expressly disclaims any beneficial ownership in the Evolution Common Stock, except to the extent of his pecuniary interests therein. The business address of such individual is 10000 Memorial Drive, Suite 550, Houston, Texas 77024.

The general partner of Panakeia Energy Fund, LP is Panakeia Energy Fund GP, LP. The general partner of Panakeia Energy Fund GP, LP is PEF GP, LLC. The sole member and manager of PEF GP, LLC is JVL Advisors, LLC. John V. Lovoi is the sole member and manager of JVL Advisors, LLC. Such individual expressly disclaims any beneficial ownership in the Evolution Common Stock, except to the extent of his pecuniary interests therein. The business address of such individual is 10000 Memorial Drive, Suite 550, Houston, Texas 77024.

The general partner of Children’s Energy Fund, LP is Children’s Energy Fund GP, LP. The general partner of Children’s Energy Fund GP, LP is JVL Advisors, LLC. John V. Lovoi is the sole member and manager of JVL Advisors, LLC. Such individual expressly disclaims any beneficial ownership in the Evolution Common Stock, except to the extent of his pecuniary interests therein. The business address of such individual is 10000 Memorial Drive, Suite 550, Houston, Texas 77024.

The general partner of LVPU, LP is LVPU GP, LP. The general partner of LVPU GP, LP is JVL Advisors, LLC. John V. Lovoi is the sole member and manager of JVL Advisors, LLC. Such individual expressly disclaims any beneficial ownership in the Evolution Common Stock, except to the extent of his pecuniary interests therein. The business address of such individual is 10000 Memorial Drive, Suite 550, Houston, Texas 77024.

The general partner of Belridge Energy Advisors, LP is Peninsula - JVL Capital Advisors, LLC. John V. Lovoi is the sole member and manager of Peninsula - JVL Capital Advisors, LLC. Such individual expressly disclaims any beneficial ownership in the Evolution Common Stock, except to the extent of his pecuniary interests therein. The business address of such individual is 10000 Memorial Drive, Suite 550, Houston, Texas 77024.

The general partner of JVL Partners, LP is JVL Advisors, LLC. John V. Lovoi is the sole member and manager of JVL Advisors, LLC. Such individual expressly disclaims any beneficial ownership in the Evolution Common Stock, except to the extent of his pecuniary interests therein. The business address of such individual is 10000 Memorial Drive, Suite 550, Houston, Texas 77024.